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                                                                    EXHIBIT 10.2

                               AMENDMENT NUMBER 1
                                       TO
                           12% NOTE DUE MAY 24, 2004

      THIS IS AMENDMENT NUMBER 1 ("this Amendment") that is being executed and delivered by and between Global Capital Funding Group, L.P., a Delaware limited partnership ("GCFG") and Metropolitan Health Networks, Inc., a Florida corporation (the "Company"), and dated effective as of March 19, 2004 in order to amend that certain $1,200,000 Principal Amount 12% Note of the Company in favor of GCFG and dated as of May 24, 2002, (the "Note") and by which GCFG and the Company, in consideration of the mutual promises contained in the Secured Note and in this Amendment and other good and valuable consideration (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows:

1. Amendment to Third Paragraph. The third paragraph shall be deleted in its entirety and replaced with the following:

      PAYMENT OF PRINCIPAL. Subject to section 4 of this Note, the Company shall repay the remaining unpaid balance of this Note, plus accrued Interest, if any, in monthly installments of $50,000,00 on the 24th day of each month beginning June 24, 2004 with a final balloon payment of the remaining unpaid balance plus accrued Interest, if any, on May 24, 2006 (the "Maturity Date").

      2. Amendment to Fourth Paragraph. The fourth paragraph shall be deleted in its entirety and replaced with the following:

      PRE-PAYMENT OF PRINCIPAL. For so long as no Event of Default shall have occurred and is continuing, the Company may, at its option, repay, in whole or in part, the Promissory Note, without penalty, following at least five (5) Business Days prior written notice to GCFG (the expiration of such five (5) Business Day period, being referred to as the "prepayment date"); provided, however, that if such date is not a Business Day, the prepayment date shall be the next Business Day thereafter.

      3. No Other Effect on the Secured Note. Except as amended by this Amendment, the Secured Note remains in full force and effect.

      4. Effective Date. This Amendment is effective March 19, 2004.

      5. Miscellaneous.

            (a) Captions; Certain Definitions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in

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no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions. The parties to this Amendment agree to all definitions in this statement of the parties to this Amendment. A capitalized term in this Amendment has the same meaning as it has as a capitalized term in the Secured Note unless the context clearly indicates to the contrary.

            (b) Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Florida (except the laws of that jurisdiction that would render such choice of laws ineffective).

            (c) Counterparts. This Amendment may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment or its terms to account for more than one of such counterparts. This Amendment may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Amendment and attached to another copy in order to form one or more counterparts.

                             SIGNATURE PAGE FOLLOWS

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      DULY EXECUTED and delivered by GCFG and the Company, on March 19, 2004 effective as set forth above.

GCFG:                                  GLOBAL CAPITAL FUNDING GROUP, L.P.

                                       Gobal Capital Management Services, Inc.
                                             its General Partner

By: /s/ Lewis N. Lester
    --------------------------
Name: Lewis N. Lester

Title: CFO

Company:                               METROPOLITAN HEALTH NETWORKS, INC.

By:  /s/ DAVID S. GARTNER
    --------------------------
Name: DAVID S. GARTNER
Title: CFO

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